Putnam
Equity
Fund 98

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Although Putnam Equity Fund 98 began fiscal 1999 in a volatile market environment, the second half of the fiscal year has brought a shift in market leadership, with smaller-cap stocks outperforming larger-cap issues for the first time in several years. Investor confidence in the recovering global economic environment was the key to this change. As the U.S. economy has grown and weathered one international crisis after another, investors have gained trust in companies of all sizes, including the small-cap stocks that are your fund's primary focus. This confidence along with your managers' astute stock selection has contributed to the outstanding appreciation of your fund for the 12 months ended June 30, 1999, well ahead of its Russell 2000 benchmark, which returned 1.50% for the period.

Total return for 12 months ended 6/30/99

               NAV               POP
----------------------------------------------------------------
              42.62%            34.44%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.


* TECHNOLOGY AND MEDIA SECTORS COMMAND ATTENTION

While leadership in the stock market has broadened to include small and micro-size companies, fund managers Richard Frucci and Roland Gillis have continued their pursuit of undervalued less-known stocks. Many of the strongest-performing equities have come from the technology and media sectors. The technology focus has been on the beneficiaries of the exploding demand for telecommunications and data communications services. Portfolio holdings such as Emulex and QLogic, two leaders in the emerging fiber channel networking products area, and Power Integrations, a leader in high-voltage integrated circuits for wireless applications, contributed significantly to the fund's performance.

Similarly key media sector holdings, Cumulus Media, Inc. and Pegasus Communications Corp., performed well during this fiscal year. Cumulus is a fast-growing radio broadcasting company focused on acquiring, operating, and developing radio stations in the smaller markets of the United States. They own and operate 180 stations in 39 markets, and on June 23 announced the acquisition of nine more stations in Alabama, Florida, and Texas. Pegasus is a communications and media company with subsidiaries that provide direct broadcast satellite television services to customers in rural areas of the United States.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Emulex Corp.
Semiconductors

Power Integrations, Inc.
Semiconductors

Hi/Fn, Inc.
Semiconductors

Pinnacle Holdings, Inc.
Broadcasting

JAKKS Pacific, Inc.
Specialty consumer products

Harmonic Lightwaves, Inc.
Telecommunications

Priority Healthcare Corp., Class B
Pharmaceuticals and biotechnology

TriQuint Semiconductor, Inc.
Semiconductors

Cumulus Media, Inc.
Broadcasting

Globix Corp.
Computer services and software

Footnote reads:
These holdings represent 21.3% of the fund's net assets as of 6/30/99. Portfolio holdings will vary over time.


The fund has benefited from an underweighting in the health-care industry, which has been hurt by reimbursement and regulatory concerns. However, there have been some attractive fundamental values in this sector, notably Medical Manager, a health-care information company which agreed to be acquired during the period. By the end of the fiscal year, we sold this holding from the portfolio.

While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


* INFLATION WATCH REMAINS IN PLACE AMID CONTINUING GROWTH

Going forward, your fund's managers believe there is no question that the Federal Reserve Board is on an inflation watch. But barring any major surprises, they expect strong economic growth to continue (but not accelerate) along with the broadening of the leadership in the U.S. stock market. Smaller companies should continue to benefit. If inflation begins to exceed expectations, the Fed will most likely raise interest rates again, which may cause a correction in the stock market. Any correction from a Fed tightening will be seen as a buying opportunity to invest in fundamentally strong companies at more reasonable prices, and Dick and Roland will respond accordingly.


"After five years of sitting in the penalty box, small stocks have finally been let out."

-- The Wall Street Journal, July 15, 1999


Despite the gains from the last few months, the valuations of small- and micro-cap companies, while somewhat higher, remain near the low end of the historical relative range. As investors become more receptive to the changing leadership in the market amid reports of strong quarterly earnings, your managers remain optimistic about future performance.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
August 18, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/99, there is no guarantee the fund will continue to hold these securities in the future. This fund invests a portion of its assets in small-size companies. Such investments increase the risk of greater price fluctuations.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Equity Fund 98 seeks capital appreciation by investing primarily in the equity securities of small, rapidly growing companies.


TOTAL RETURNS FOR PERIODS ENDED 6/30/99

                                              Russell         Consumer
                         NAV      POP        2000 Index      price index
----------------------------------------------------------------------------
1 year                  42.62%   34.44%        1.50%            1.96%
----------------------------------------------------------------------------
Life of fund
(since 12/31/97)        75.48    65.42         6.50             3.04
Annual average          45.85    40.19         4.30             2.02
----------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/99

----------------------------------------------------------------------------
Distributions (number)                            1
----------------------------------------------------------------------------
Income                                          $ --
----------------------------------------------------------------------------
Capital gains
  Long-term                                       --
----------------------------------------------------------------------------
  Short-term                                     0.105
----------------------------------------------------------------------------
  Total                                         $0.105
----------------------------------------------------------------------------
Share value:                                NAV         POP
----------------------------------------------------------------------------
6/30/98                                   $10.52      $11.16
----------------------------------------------------------------------------
6/30/99                                    14.85       15.76
----------------------------------------------------------------------------

Performance is for class A shares. Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns at public offering price reflect the current maximum initial sales charge of 5.75%. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data do not take into account any adjustments for taxes payable on reinvested distributions and reflect an expense limitation which is currently in effect. Without the expense limitation, total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/31/97

                Fund's          Russell 2000      Consumer price
Date         shares at POP         Index              index

12/31/97         9,426             10,000             10,000
6/30/98         11,598             10,493             10,105
6/30/99        $16,542            $10,650            $10,304

Footnote reads:
Past performance is no assurance of future results.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge.


Comparative benchmarks

Russell 2000 Index is an unmanaged list of common stocks that is frequently used as a measure of the performance of small company stocks. Indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended June 30, 1999

To the Trustees of Putnam Fund Trust and
Shareholders of Putnam Equity Fund 98
(a series of Putnam Fund Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Equity Fund 98 (the "fund") at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 1999




The fund's portfolio
June 30, 1999

COMMON STOCKS (98.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Banks (0.3%)
--------------------------------------------------------------------------------------------------------------------------
                700  Net.B@nk, Inc. (NON)                                                                   $       26,600

Broadcasting (7.4%)
--------------------------------------------------------------------------------------------------------------------------
              2,400  Citadel Communications Corp. (NON)                                                             86,850
              7,500  Cumulus Media, Inc. Class A (NON)                                                             164,063
              2,700  Pegasus Communications Corp. (NON)                                                            106,481
              7,500  Pinnacle Holdings, Inc. (NON)                                                                 183,750
              3,000  Radio One, Inc. (NON)                                                                         139,500
                                                                                                            --------------
                                                                                                                   680,644

Business Services (6.0%)
--------------------------------------------------------------------------------------------------------------------------
              9,000  Act Manufacturing, Inc. (NON)                                                                 126,000
              1,100  Daisytek International Corp. (NON)                                                             17,944
              3,700  DII Group, Inc., (The) (NON)                                                                  138,056
              2,500  On Assignment, Inc. (NON)                                                                      65,313
              2,000  ProBusiness Services, Inc. (NON)                                                               71,750
              3,100  Realty Information Group, Inc. (NON)                                                          134,850
                                                                                                            --------------
                                                                                                                   553,913

Computer Equipment (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              6,000  Overland Data, Inc. (NON)                                                                      38,250

Computer Services and Software (23.1%)
--------------------------------------------------------------------------------------------------------------------------
              1,100  Allaire Corp. (NON)                                                                            75,075
              2,000  Aware, Inc. (NON)                                                                              92,250
              5,100  BackWeb Technologies Ltd. (Israel) (NON)                                                      139,613
                674  Bottomline Technologies, Inc. (NON)                                                            35,722
              4,000  Brio Technology, Inc. (NON)                                                                    80,000
              1,000  BroadVision, Inc. (NON)                                                                        73,750
              6,000  Catapult Communications Corp. (NON)                                                           113,250
                200  Clarent Corp. (NON)                                                                             3,000
              2,800  Exchange Applications, Inc. (NON)                                                             114,100
              3,500  Genesys Telecommunications Laboratories, Inc. (NON)                                            87,500
              3,700  Globix Corp. (NON)                                                                            163,494
              2,100  Informatica Corp. (NON)                                                                        74,813
              1,700  InterVU, Inc. (NON)                                                                            65,131
              1,700  Micromuse, Inc. (NON)                                                                          84,788
              2,500  Mpath Interactive, Inc. (NON)                                                                  55,000
              2,700  Multex.com, Inc. (NON)                                                                         70,538
              1,671  Net Perceptions, Inc. (NON)                                                                    36,449
                300  nFront, Inc. (NON)                                                                              4,556
                300  OneSource Information Services, Inc. (NON)                                                      2,625
                137  Peregrine Systems, Inc. (NON)                                                                   3,519
              5,100  Proxicom, Inc. (NON)                                                                          131,006
              1,200  Ramp Networks, Inc. (NON)                                                                      17,175
                800  Security First Technologies Corp. (NON)                                                        36,100
              3,100  Silknet Software, Inc. (NON)                                                                  125,550
              8,000  Spyglass, Inc. (NON)                                                                          161,000
                100  StarMedia Network, Inc. (NON)                                                                   6,413
              3,800  TSI International Software Ltd. (NON)                                                         107,825
                200  VerticalNet, Inc. (NON)                                                                        21,000
              2,600  Verity, Inc. (NON)                                                                            140,888
                100  Viant Corp. (NON)                                                                               3,500
                                                                                                            --------------
                                                                                                                 2,125,630

Consumer Services (0.5%)
--------------------------------------------------------------------------------------------------------------------------
                100  Ask Jeeves, Inc. (NON)                                                                          1,400
              1,300  SportsLine USA, Inc. (NON)                                                                     46,638
                                                                                                            --------------
                                                                                                                    48,038

Electronics and Electrical Equipment (4.6%)
--------------------------------------------------------------------------------------------------------------------------
              7,500  GaSonics International Corp. (NON)                                                            105,000
              6,000  Helix Technology Corp.                                                                        143,625
             15,000  Nanometrics, Inc. (NON)                                                                       118,125
                800  PRI Automation, Inc. (NON)                                                                     29,000
                900  Veeco Instruments, Inc. (NON)                                                                  30,600
                                                                                                            --------------
                                                                                                                   426,350

Health Care (2.8%)
--------------------------------------------------------------------------------------------------------------------------
              2,100  Accredo Health, Inc. (NON)                                                                     68,775
              1,800  Laser Vision Centers, Inc. (NON)                                                              113,400
              4,100  LCA-Vision, Inc. (NON)                                                                         38,181
              1,900  Province Healthcare Co. (NON)                                                                  37,050
                                                                                                            --------------
                                                                                                                   257,406

Health Care Information Systems (1.4%)
--------------------------------------------------------------------------------------------------------------------------
              3,000  Medquist, Inc. (NON)                                                                          131,250

Medical Supplies and Devices (3.5%)
--------------------------------------------------------------------------------------------------------------------------
              1,700  Colorado MEDtech, Inc. (NON)                                                                   37,294
              2,500  ResMed, Inc. (NON)                                                                             82,969
              4,000  Ventana Medical Systems, Inc. (NON)                                                            76,500
              2,450  Xomed Surgical Products, Inc. (NON)                                                           119,284
                                                                                                            --------------
                                                                                                                   316,047

Networking Equipment (2.4%)
--------------------------------------------------------------------------------------------------------------------------
              7,500  Computer Network Technology Corp. (NON)                                                       162,188
              2,000  Concur Technologies, Inc. (NON)                                                                56,250
                                                                                                            --------------
                                                                                                                   218,438

Pharmaceuticals and Biotechnology (2.9%)
--------------------------------------------------------------------------------------------------------------------------
              5,000  Priority Healthcare Corp. Class B (NON)                                                       172,500
              6,400  Trimeris, Inc. (NON)                                                                           92,800
                                                                                                            --------------
                                                                                                                   265,300

Restaurants (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              1,780  P.F. Chang's China Bistro, Inc. (NON)                                                          38,493

Retail (6.3%)
--------------------------------------------------------------------------------------------------------------------------
              4,900  David's Bridal, Inc. (NON)                                                                     76,256
              8,000  Factory 2-U Stores, Inc. (NON)                                                                148,000
              4,300  Sunglass Hut International, Inc. (NON)                                                         73,906
              2,400  Tuesday Morning Corp. (NON)                                                                    61,200
              3,600  Tweeter Home Entertainment Group, Inc. (NON)                                                  141,300
              7,800  Zany Brainy, Inc. (NON)                                                                        75,563
                                                                                                            --------------
                                                                                                                   576,225

Semiconductors (21.9%)
--------------------------------------------------------------------------------------------------------------------------
              6,000  Aavid Thermal Technologies, Inc. (NON)                                                        135,750
              1,100  Alpha Industries, Inc. (NON)                                                                   52,388
              2,600  American Xtal Technology, Inc. (NON)                                                           61,912
              2,300  ANADIGICS, Inc. (NON)                                                                          85,100
              2,800  ATMI, Inc. (NON)                                                                               83,300
                700  Cree Research, Inc. (NON)                                                                      53,856
              1,700  DuPont Photomasks, Inc. (NON)                                                                  81,388
              2,600  Emulex Corp. (NON)                                                                            289,080
              2,500  Hi/Fn, Inc. (NON)                                                                             190,313
                100  Maker Communications, Inc. (NON)                                                                3,100
              1,500  Micrel, Inc. (NON)                                                                            111,000
              4,000  Photronics, Inc. (NON)                                                                         98,000
              3,600  Power Integrations, Inc. (NON)                                                                263,250
                800  QLogic Corp. (NON)                                                                            105,600
              7,500  Sipex Corp. (NON)                                                                             153,750
                600  TranSwitch Corp. (NON)                                                                         28,425
              3,000  TriQuint Semiconductor, Inc. (NON)                                                            170,438
              2,900  Zoran Corp. (NON)                                                                              48,575
                                                                                                            --------------
                                                                                                                 2,015,225

Specialty Consumer Products (2.7%)
--------------------------------------------------------------------------------------------------------------------------
              6,000  JAKKS Pacific, Inc. (NON)                                                                     178,875
              4,000  Meade Instruments Corp. (NON)                                                                  69,000
                                                                                                            --------------
                                                                                                                   247,875

Telecommunications (5.8%)
--------------------------------------------------------------------------------------------------------------------------
              5,000  Act Networks, Inc. (NON)                                                                       85,313
              3,200  Ditech Communications Corp. (NON)                                                              64,000
              1,600  GlobeSpan, Inc. (NON)                                                                          63,600
              3,700  GST Telecommunications, Inc. (Canada) (NON)                                                    48,795
              3,100  Harmonic Lightwaves, Inc. (NON)                                                               178,056
              3,000  Stanford Telecommunications, Inc. (NON)                                                        88,875
                                                                                                            --------------
                                                                                                                   528,639

Telephone Services (3.4%)
--------------------------------------------------------------------------------------------------------------------------
              5,000  Intermedia Communications, Inc. (NON)                                                         150,000
                200  Network Plus Corp. (NON)                                                                        4,175
              3,500  Orckit Communications Ltd. (Israel) (NON)                                                      86,625
              4,800  Price Communications Corp. (NON)                                                               72,000
                                                                                                            --------------
                                                                                                                   312,800

Transportation (3.1%)
--------------------------------------------------------------------------------------------------------------------------
              2,400  Eagle USA Airfreight, Inc. (NON)                                                              101,850
              3,000  Forward Air Corp. (NON)                                                                        84,375
              9,000  Fritz Companies, Inc. (NON)                                                                    96,750
                                                                                                            --------------
                                                                                                                   282,975
                                                                                                            --------------
                     Total Common Stocks (cost $6,206,816)                                                       9,090,098

SHORT-TERM INVESTMENTS (2.4%) (a) (cost $225,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
           $225,000  Interest in $402,952,000 joint repurchase agreement dated
                       June 30, 1999 with Merrill Lynch, Pierce, Fenner & Smith, Inc.
                       due July 1, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $225,029 for an effective
                       yield of 4.70%                                                                       $      225,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $6,431,816) (b)                                                $    9,315,098
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $9,192,279.

  (b) The aggregate identified cost on a tax basis is $6,445,730, resulting in gross unrealized appreciation and depreciation of $3,049,888 and $180,520, respectively, or net unrealized appreciation of $2,869,368.

(NON) Non-income-producing security.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
June 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $6,431,816) (Note 1)                                                $9,315,098
-----------------------------------------------------------------------------------------------
Cash                                                                                     14,112
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                    46
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    1,167
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                           74,137
-----------------------------------------------------------------------------------------------
Total assets                                                                          9,404,560

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                        166,886
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                9,670
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                             14,885
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                1,145
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                               769
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                 10
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   18,916
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       212,281
-----------------------------------------------------------------------------------------------
Net assets                                                                           $9,192,279

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                                   $6,022,140
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                   286,857
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            2,883,282
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $9,192,279

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per share
($9,192,279 divided by 618,980 shares)                                                   $14.85
-----------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $14.85)*                                          $15.76
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended June 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                             $    5,349
-----------------------------------------------------------------------------------------------
Dividends                                                                                 2,834
-----------------------------------------------------------------------------------------------
Total investment income                                                                   8,183

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         57,705
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           11,497
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         2,861
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             43
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   3,988
-----------------------------------------------------------------------------------------------
Registration fees                                                                           415
-----------------------------------------------------------------------------------------------
Auditing                                                                                 16,065
-----------------------------------------------------------------------------------------------
Legal                                                                                     3,351
-----------------------------------------------------------------------------------------------
Postage                                                                                     192
-----------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                          (21,100)
-----------------------------------------------------------------------------------------------
Total expenses                                                                           75,017
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (7,065)
-----------------------------------------------------------------------------------------------
Net expenses                                                                             67,952
-----------------------------------------------------------------------------------------------
Net investment loss                                                                     (59,769)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        348,955
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                            2,367,098
-----------------------------------------------------------------------------------------------
Net gain on investments                                                               2,716,053
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $2,656,284
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                                 For the period
                                                                                              December 31, 1997
                                                                                   (commencement of operations)
                                                                       Year ended                    to June 30
                                                                    June 30, 1999                          1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                    $  (59,769)                   $  (13,253)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                          348,955                        66,738
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              2,367,098                       516,184
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                                         2,656,284                       569,669
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                     (55,814)                           --
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                                                1,386,653                     3,135,487
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                            3,987,123                     3,705,156

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year (Note 5)                                              5,205,156                     1,500,000
---------------------------------------------------------------------------------------------------------------
End of year                                                            $9,192,279                    $5,205,156
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                           Year ended     Dec. 31, 1997+
operating performance                                                                                 June 30        to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1999             1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $10.52            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)(b)                                                                              (.11)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                     4.55             2.06
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   4.44             2.02
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                         (0.11)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $14.85           $10.52
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                                                                 42.62            23.77*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                        $9,192           $5,205
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)                                                                            1.30              .65*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)                                                                           (1.04)            (.37)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                184.61            85.45*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.04 and $0.06 per share for the periods ended June 30, 1999 and June 30, 1998, respectively. (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements. (Note 2)




Notes to financial statements
June 30, 1999

Note 1
Significant accounting policies

Putnam Equity Fund 98 (the "fund") is a series of Putnam Fund Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in the equity securities of small, rapidly growing companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes have the potential for capital appreciation.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value and other investments are stated at fair market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 1999, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and permanent differences of losses on wash sale transactions and net operating losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 1999, the fund reclassified $59,769 to decrease accumulated net investment loss, with a decrease to accumulated net realized gains of $59,769. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of the fund's average net asset value, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% of any excess thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 1999, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expense, credits from Putnam Fiduciary Trust Company
(PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.30% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended June 30, 1999, fund expenses were reduced by $7,065 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35% of the average net assets. The fund is not currently making any payments pursuant to the Plan.

For the year ended June 30, 1999, Putnam Mutual Funds Corp., acting as underwriter, received no net commissions from the sale of shares of the fund.

Note 3
Purchases and sales of securities

During the year ended June 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $12,042,134 and $10,622,130, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At June 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                     Year ended June 30, 1999
-----------------------------------------------------------------------------
                                                    Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        266,398         $2,772,527
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        5,482             55,693
-----------------------------------------------------------------------------
                                                   271,880          2,828,220

Shares
repurchased                                       (147,521)        (1,441,567)
-----------------------------------------------------------------------------
Net increase                                       124,359         $1,386,653
-----------------------------------------------------------------------------

                                             For the period December 31, 1997
                                                 (commencement of operations)
                                                             to June 30, 1998
-----------------------------------------------------------------------------
                                                    Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        342,911         $3,398,434
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                   342,911          3,398,434

Shares
repurchased                                        (24,761)          (262,947)
-----------------------------------------------------------------------------
Net increase                                       318,150         $3,135,487
-----------------------------------------------------------------------------

Note 5
Initial capitalization and offering
of shares

The fund was established as a Massachusetts business trust on January 22, 1996. During the period January 22, 1996 to December 31, 1997, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $1,500,000, and the issuance of 176,471 shares to Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc. on December 30, 1997.

At June 30, 1999, Putnam Investments, Inc. owned 369,059 shares of the fund (59.6% of shares outstanding) valued at $5,480,526.



Federal tax information
(Unaudited)

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.

The fund has designated 1.55% from investment company taxable income as qualifying for the dividends received deduction for corporations.

Pursuant to section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $120,414 as a 20% capital gain, for its taxable year ended June 30, 1999.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Richard Frucci
Vice President and Fund Manager

Roland Gillis
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Equity Fund
98. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


53942 2HF 8/99